Exhibit 10.4

INTERCOMPANY SUBORDINATION AGREEMENT

This INTERCOMPANY SUBORDINATION AGREEMENT, dated as of March 28, 2012 (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Agreement”, is entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION, a Delaware corporation (“Holding”), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantor Subsidiaries under and as defined in the Credit Agreement (defined below) (collectively, the “Guarantor Subsidiaries,” and together with the Company and Holding, the “Covanta Parties”), CERTAIN OTHER SUBSIDIARIES OF COMPANY as Non-Guarantor Subsidiaries under and as defined in the Credit Agreement (defined below) (collectively, the “Non-Guarantor Subsidiaries”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as such term is defined in the Credit Agreement defined below).

RECITALS:

WHEREAS, each capitalized term used but not otherwise defined herein shall have the meaning assigned to such term in the Credit and Guaranty Agreement dated as of the date hereof (as the same may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”) by and among the Company, Holding and certain of the other Covanta Parties, the Lenders from time to time party thereto, the Administrative Agent and certain other parties thereto;

WHEREAS, pursuant to the Credit Agreement, the Permitted Hedge Agreements and the Permitted Cash Management Agreements, the Company and certain other Covanta Parties shall owe the Obligations to the Secured Parties;

WHEREAS, certain of the Covanta Parties are or may become indebted to each other and Non-Guarantor Subsidiaries pursuant to the Intercompany Master Note identified on Exhibit A hereto (the Indebtedness of each of the Covanta Parties to any other Covanta Party or any Non-Guarantor Subsidiary, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the “Intercompany Indebtedness”); and

WHEREAS, the obligations of the Secured Parties under the Credit Agreement, the Permitted Hedge Agreements and the Permitted Cash Management Agreements are subject to the condition, among others, that the Intercompany Indebtedness be subordinated to the Senior Indebtedness (as defined below) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Subordination of Liabilities. Each Covanta Party, for itself, its successors and assigns, covenants and agrees, and each holder of Intercompany Indebtedness by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, and interest on, and all other amounts owing in respect of, Intercompany Indebtedness is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the indefeasible payment in full in cash or discharge in full of Senior Indebtedness in cash and cash collateralization of any outstanding letters of credit thereunder. The subordination provisions set forth herein shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

“Senior Indebtedness” means, at any time, the Obligations as such term is defined in the Credit Agreement, but excluding indemnification and other contingent obligations (other than contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability and no claim or demand for payment has been made (and, in the case of indemnification obligations, no notice for indemnification has been issued by the indemnitee) at such time.

2. Covanta Parties Not to Make Payments with Respect to Intercompany Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all principal thereof and premium, if any, and interest thereon or fees or any other amounts owing in respect thereof, in each case to the extent due and owing at such time, shall first be paid in full in cash or discharged in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, including cash collateralization of any outstanding letters of credit thereunder, before any payment is made on account of the principal of (including installments thereof), or interest on, or any amount otherwise owing in respect of, Intercompany Indebtedness. Each holder of Intercompany Indebtedness hereby agrees that, so long as an Event of Default has occurred and is continuing, no amounts owing in respect of Intercompany Indebtedness shall be made, asked, demanded, sued for, or otherwise taken, accepted or received (it being understood that such actions may be taken prior to the maturity of any Senior Indebtedness (whether at stated maturity, by acceleration or otherwise) so long as no Event of Default has occurred and is continuing).

(b) In the event that notwithstanding the provisions of the preceding subsection (a) of this Section 2, any Covanta Party shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, Intercompany Indebtedness at a time when payment is not permitted by said subsection (a), such payment shall be held by the holder of such Intercompany Indebtedness, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash and cash collateralize any outstanding letters of credit thereunder in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the subordination provisions set forth herein or affecting the subordination effected hereby, the

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relevant Covanta Party shall give holders of Intercompany Indebtedness prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.

3. Intercompany Indebtedness Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of any Covanta Party. Upon any distribution of assets of any Covanta Party that constitute Collateral upon any dissolution, winding up, liquidation or reorganization of such Covanta Party (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

(a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness of the principal thereof, premium, if any, and interest (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation whether or not such interest is an allowed claim in such proceeding) and all other amounts due thereon before the holders of Intercompany Indebtedness is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of Intercompany Indebtedness;

(b) any payment or distribution of assets of such Covanta Party of any kind or character that constitute Collateral, whether in cash, property or securities, to which holders of Intercompany Indebtedness would be entitled except for the subordination provisions set forth herein, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

(c) in the event that, notwithstanding the foregoing provisions of this Section 3, any payment or distribution of assets of such Covanta Party of any kind or character that constitute Collateral, whether in cash, property or securities, shall be received by holders of Intercompany Indebtedness on account of principal of, or interest or other amounts due on, Intercompany Indebtedness before all Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness or otherwise discharged in full, or effective provisions made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness or otherwise discharged in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

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Without in any way modifying the subordination provisions set forth herein or affecting the subordination effected hereby, such Covanta Party shall give prompt written notice to holders of Intercompany Indebtedness of any dissolution, winding up, liquidation or reorganization of such Covanta Party (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise).

4. Furtherance of Subordination. If any proceeding referred to in Section 3 above is commenced by or against any Covanta Party:

(a) the Administrative Agent, acting on behalf of each holder of Senior Indebtedness, is hereby irrevocably authorized and empowered (in its own name or in the name of the holders of Intercompany Indebtedness or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3(b) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the claims arising under Intercompany Indebtedness or enforcing any security interest or other lien securing payment of Intercompany Indebtedness) as it may deem necessary or advisable for the exercise or enforcement of or causing enforcement of any of the rights or interests of the holders of Senior Indebtedness hereunder;

(b) each holder of Intercompany Indebtedness shall duly and promptly take such action as the Administrative Agent may request (i) to collect Intercompany Indebtedness for the account of the holders of Senior Indebtedness and to file appropriate claims or proofs of claim in respect of Intercompany Indebtedness, (ii) to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, Intercompany Indebtedness, and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to Intercompany Indebtedness; and

(c) The holders of Senior Indebtedness are hereby authorized to demand specific performance of this Agreement, whether or not such Covanta Party shall have complied with any of the provisions hereof applicable to it, at any time when the holders of Intercompany Indebtedness shall have failed to comply with any of the provisions of this Agreement applicable to it. Each holder of Intercompany Indebtedness hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

5. Subrogation. Subject to the prior payment or discharge in cash in full of all Senior Indebtedness, holders of Intercompany Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of any Covanta Party applicable to Senior Indebtedness until all amounts owing in respect of Intercompany Indebtedness shall be paid or discharged in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior Indebtedness by or on behalf of such Covanta Party or by or on behalf of holders of Intercompany Indebtedness by virtue of the subordination provisions set forth herein that otherwise would have been made to the holders of

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Intercompany Indebtedness, shall be deemed to be payment by such Covanta Party to or on account of Intercompany Indebtedness, it being understood that the subordination provisions set forth herein are and are intended solely for the purpose of defining the relative rights of the holders of Intercompany Indebtedness, on the one hand, and the holders of Senior Indebtedness, on the other hand.

6. Obligation of the Covanta Parties Unconditional. Nothing contained in the subordination provisions set forth herein or in the documents evidencing Intercompany Indebtedness is intended to or shall impair, as between any Covanta Party and the holders of Intercompany Indebtedness, the obligation of such Covanta Party, which is absolute and unconditional, to pay to the holders of Intercompany Indebtedness the principal of and interest on Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holders of Intercompany Indebtedness and creditors of such Covanta Party other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the holders of Intercompany Indebtedness from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under the subordination provisions set forth herein of the holders of Senior Indebtedness in respect of cash, property, or securities of such Covanta Party received upon the exercise of any such remedy. Upon any distribution of assets of such Covanta Party referred to herein, the holders of Intercompany Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holders of Intercompany Indebtedness, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of such Covanta Party, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or hereto.

7. Subordination Rights Not Impaired by Acts or Omissions of any Covanta Party or Holders of Senior Indebtedness. No rights of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by an act or failure to act on the part of any Covanta Party or by any act or failure to act in good faith by any such holder, or by any noncompliance by such Covanta Party with the terms and provisions of Intercompany Indebtedness, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, without in any way affecting the obligations of the holders of Intercompany Indebtedness with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under Senior Indebtedness including, without limitation, the waiver of a default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or consent from the holders of Intercompany Indebtedness.

8. Additional Subsidiaries. Upon execution and delivery after the date hereof by any (x) Guarantor Subsidiary of a counterpart signature page hereto, such Guarantor

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Subsidiary shall become a “Covanta Party” hereunder or (y) Non-Guarantor Subsidiary of a counterpart signature page hereto, such Non-Guarantor Subsidiary shall become a “Non- Guarantor Subsidiary” hereunder, in each case with the same force and effect as if originally named as a Covanta Party or Non-Guarantor Subsidiary (as applicable) hereunder. The rights and obligations of each Covanta Party hereunder shall remain in full force and effect notwithstanding the addition of any new Covanta Party as a party to this Agreement.

9. Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of Senior Indebtedness remains unpaid and any Commitments under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.

10. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the holders of Senior Indebtedness hereunder, and any and all waivers or consents hereunder, shall be made only by written agreement, waiver or consent signed by the Covanta Parties and the Administrative Agent, acting on behalf of the holders of Senior Indebtedness.

11. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

12. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

13. Successors and Assigns. This Agreement shall inure to the benefit of the Secured Parties and their respective successors and assigns, as permitted in the Credit Agreement, and the obligations of the Covanta Parties and the Non-Guarantor Subsidiaries shall be binding upon their respective successors and assigns. The duties and obligations of the Covanta Parties and the Non-Guarantor Subsidiaries may not be delegated or transferred without the written consent of the Requisite Lenders under the Credit Agreement and any such delegation or transfer without such consent shall be null and void.

14. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

15. Remedies. In the event of a breach by any of the Covanta Parties or any of the Non-Guarantor Subsidiaries in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Secured Parties, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or

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in equity, it being recognized that the remedies of the Administrative Agent, on behalf of the Secured Parties, at law may not fully compensate the Administrative Agent, on behalf of the Secured Parties, for the damages they may suffer in the event of a breach hereof.

16. Notices. All notices, statements, requests and demands and other communications given to or made among the Covanta Parties, the Non-Guarantor Subsidiaries, the Administrative Agent or the holders of Senior Indebtedness in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.1 of the Credit Agreement.

17. Termination. Upon the Termination Date, this Agreement shall terminate and be of no further force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO

By:	/s/ Bradford J. Helgeson
Name: Bradford J. Helgeson
Title: Authorized Officer

COVANTA HOLDING CORPORATION, A DELAWARE CORPORATION

By:	/s/ Bradford J. Helgeson
Name: Bradford J. Helgeson
Title: Vice President and Treasurer

[Intercompany Subordination Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

[Intercompany Subordination Agreement]

ANNEX A TO SIGNATURE PAGE

Guarantor Subsidiaries

1.	Capital Compost & Waste Reduction Services, LLC, a New York limited liability company By its Sole Member Covanta Berkshire Operations, Inc.

2.	Covanta 4Recovery I, LLC (f/k/a Covanta 4Recovery LLC), a Delaware limited liability company By its Sole Member Covanta ARC LLC

3.	Covanta 4Recovery II, LLC (f/k/a TransRiver II, LLC), a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC

4.

Covanta 4Recovery, L.P. (f/k/a TransRiver Marketing Company, L.P.), a Delaware limited partnership

By its General Partner and Managing Partner Covanta 4Recovery I, LLC

By its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

5.

Covanta 4Recovery Portsmouth LLC (f/k/a TransRiver Portsmouth LLC), a Virginia limited liability company

By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta

4Recovery I, LLC and by its Limited Partners Covanta

4Recovery I, LLC and Covanta 4Recovery II, LLC

6.

Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC), a Delaware limited liability company

By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta

4Recovery I, LLC and by its Limited Partners Covanta

4Recovery I, LLC and Covanta 4Recovery II, LLC

7.

Covanta 4Recovery Waste LLC (f/k/a TransRiver Waste LLC), a Delaware limited liability company

By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta

4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta

4Recovery II, LLC

8.	Covanta Abington Transfer Solutions LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.

9.	Covanta Alexandria/Arlington, Inc., a Virginia corporation

10.

Covanta ARC Company, a Delaware general partnership

By its General Partners Covanta Ref-Fuel Management LLC and Covanta Ref-Fuel Management II, LLC

By its Managing Partner Covanta Ref-Fuel Management LLC

11.	Covanta ARC Holdings, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation

12.	Covanta ARC LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Holdings LLC

13.	Covanta B-3, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.

14.	Covanta Berkshire Holdings, Inc., a New York corporation

15.	Covanta Berkshire Operations, Inc., a New York corporation

16.	Covanta Capital District II LLC, a Delaware limited liability company By its Sole Member Covanta Capital District LLC

17.	Covanta Capital District LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC

18.

Covanta Capital District, L.P., a Delaware limited partnership

By its General Partner and Managing Partner Covanta Capital District LLC

By its Limited Partners Covanta Capital District LLC and Covanta Capital District II LLC

19.	Covanta Dade Metals Recovery LLC, a Florida limited liability company By its Sole Member Covanta Pasco, Inc.

20.	Covanta Development Company LLC, a Delaware limited liability company By its Sole Member Covanta ARC Company

21.	Covanta Energy Americas, Inc., a Delaware corporation

22.	Covanta Energy Asia, Inc., a Delaware corporation

23.	Covanta Energy Europe, Inc., a Delaware corporation

24.	Covanta Energy Group, Inc., a Delaware corporation

25.	Covanta Energy Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation

26.	Covanta Energy Resource Corp., a Delaware corporation

27.	Covanta Energy Services, Inc., a Delaware corporation

28.	Covanta Engineering Services, Inc., a New Jersey corporation

29.	Covanta ES, Inc., a Delaware corporation

30.	Covanta Fairfax, Inc., a Virginia corporation

31.	Covanta Harrisburg, Inc., a Delaware corporation

32.	Covanta Haverhill Properties, Inc., a Massachusetts corporation

33.	Covanta Hawaii Energy LLC, a Hawaii limited liability company By its Sole Member Covanta Projects of Hawaii, Inc.

34.	Covanta Hempstead Company, a New York general partnership By its General Partners Covanta Hempstead LLC and Covanta Hempstead II, LLC By its Managing Partner Covanta Hempstead LLC

35.	Covanta Hempstead II, LLC, a Delaware limited liability company By its Sole Member Covanta Hempstead LLC

36.	Covanta Hempstead LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC

37.	Covanta Hennepin Energy Resource Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Energy Resource Corp.

38.	Covanta Hillsborough, Inc., a Florida corporation

39.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership By its General Partners and Executive Committee Covanta Oahu Waste Energy Recovery, Inc. and Covanta Projects of Hawaii Inc.

40.	Covanta Hudson Valley Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.

41.	Covanta Huntsville, Inc., an Alabama corporation

42.	Covanta Indianapolis, Inc., an Indiana corporation

43.	Covanta Kent, Inc., a Michigan corporation

44.	Covanta Lancaster, Inc., a Pennsylvania corporation

45.	Covanta Lee, Inc., a Florida corporation

46.	Covanta Long Beach Renewable Energy Corp., a Delaware corporation

47.	Covanta Long Island, Inc., a Delaware corporation

48.	Covanta MacArthur Renewable Energy, Inc., a New York corporation

49.	Covanta Marion Land Corp., an Oregon corporation

50.	Covanta Marion, Inc., an Oregon corporation

51.	Covanta Mid-Conn, Inc., a Connecticut corporation

52.	Covanta Montgomery, Inc., Maryland corporation

53.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation

54.	Covanta Onondaga Operations, Inc., a Delaware corporation

55.	Covanta Operations of Union LLC, a New Jersey limited liability company By its Sole Members and Managers Covanta Projects, Inc. and Covanta Waste to Energy, LLC

56.	Covanta OPW Associates, Inc., a Connecticut corporation

57.	Covanta OPWH, Inc., a Delaware corporation

58.	Covanta Palm Beach Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation

59.	Covanta Pasco, Inc., a Florida corporation

60.	Covanta Pinellas, Inc., a Florida corporation

61.	Covanta Pittsfield, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.

62.	Covanta Plymouth Energy Corp., a Delaware corporation

63.	Covanta Plymouth GP Corp., a Delaware corporation

64.	Covanta Plymouth Investments Corp., a Delaware corporation

65.	Covanta Plymouth, Inc., a Delaware corporation

66.	Covanta Power Development of Mauritius, Inc., a Delaware corporation

67.	Covanta Power Development, Inc., a Delaware corporation

68.	Covanta Power International Holdings, Inc., a Delaware corporation

69.	Covanta Power LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation

70.	Covanta Projects of Hawaii, Inc., a Hawaii corporation

71.	Covanta Projects of Wallingford, L.P., a Delaware limited partnership By its General Partner Covanta OPW Associates, Inc. By its Limited Partner Covanta Wallingford Associates, Inc.

72.	Covanta Projects, Inc., a Delaware corporation

73.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC

74.	Covanta Ref-Fuel Holdings LLC, a Delaware limited liability company By its Sole Members MSW Energy Hudson LLC and MSW Energy Erie LLC

75.	Covanta Ref-Fuel II LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings II LLC

76.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Finance, LLC

77.	Covanta Ref-Fuel Management II, LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Management LLC

78.	Covanta Ref-Fuel Management LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC

79.	Covanta Renewable Energy Detroit, LLC, a Delaware limited liability company By its Sole Member Covanta RRS Holdings, Inc.

80.	Covanta Renewable Fuels LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation

81.	Covanta Research & Technology, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation

82.	Covanta RRS Holdings, Inc., a Delaware corporation

83.	Covanta SECONN LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC

84.	Covanta Southeastern Florida Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Pasco, Inc.

85.	Covanta Stanislaus, Inc., a California corporation

86.

Covanta Sustainable Solutions, LLC (f/k/a Covanta Secure Services, LLC), a Delaware limited liability company

By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

87.	Covanta Systems, LLC, a Delaware limited liability company By its Sole Member Covanta Waste to Energy, LLC

88.	Covanta Wallingford Associates, Inc., a Connecticut corporation

89.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Warren Holdings I, Inc.

90.	Covanta Warren Holdings I, Inc., a Virginia corporation

91.	Covanta Warren Holdings II, Inc., a California corporation

92.	Covanta Waste to Energy of Italy, Inc., a Delaware corporation

93.	Covanta Waste to Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Projects, Inc.

94.	Covanta WBH, LLC, a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.

95.	Covanta York Renewable Energy LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ES, Inc.

96.	DSS Environmental, Inc., a New York corporation

97.	ECOvanta, LLC, a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC

98.	LMI, Inc., a Massachusetts corporation

99.	M O’Connor LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.

100.	Mount Kisco Transfer Station, Inc., a New York corporation

101.	MSW Energy Erie, LLC, a Delaware limited liability company By its Sole Member and Manager MWS Energy Holdings LLC

102.	MSW Energy Finance Co. II, Inc., a Delaware corporation

103.	MSW Energy Finance Co., Inc., a Delaware corporation

104.	MSW Energy Holdings II LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ARC Holdings, Inc.

105.	MSW Energy Holdings LLC, a Delaware limited liability company By its Sole Member and Managing Member Covanta ARC Holdings, Inc.

106.	MSW Energy Hudson LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings LLC

107.	MSW I Sub, LLC, a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC

108.	OPI Quezon, LLC, a Delaware limited liability company By its Sole Member Covanta Power International Holdings, Inc.

109.	Peabody Monofill Associates, Inc., a Massachusetts corporation

110.

Recycling Industries Transfer Station, LLC, a New York limited liability company

By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

111.

TransRiver Philadelphia LLC, a Delaware limited liability company

By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

ANNEX B TO SIGNATURE PAGE

Non-Guarantor Subsidiaries

1.	8309 Tujunga Avenue Corp., a California corporation

2.	Burney Mountain Power, a California corporation

3.	Central Valley Biomass Holdings, LLC, a Delaware limited liability company

4.	Central Valley Fuels Management, Inc., a Delaware corporation

5.	Covanta Babylon, Inc., a New York corporation

6.	Covanta Bessemer, Inc., a Delaware corporation

7.	Covanta Biofuels, Inc., a Delaware corporation

8.	Covanta Bristol, Inc., a Connecticut corporation

9.	Covanta Company of SEMASS, L.P., a Delaware limited partnership

10.	Covanta Connecticut (S.E.), LLC, a Delaware limited liability company

11.	Covanta Dade Investments, Inc., a Florida corporation

12.	Covanta Dade Power Corp., a Florida corporation

13.	Covanta Dade Renewable Energy Ltd., a Florida limited partnership

14.	Covanta Delano, Inc., a Delaware corporation

15.	Covanta Delaware Valley LLC, a Delaware limited liability company

16.	Covanta Delaware Valley II, LLC, a Delaware limited liability company

17.	Covanta Delaware Valley, L.P., a Delaware limited partnership

18.	Covanta Essex Company (formerly known as American Ref-Fuel Company of Essex County), a New Jersey corporation

19.	Covanta Essex LLC, a Delaware limited liability company

20.	Covanta Essex II, LLC, a Delaware limited liability company

21.	Covanta Frederick/Carroll, Inc., a Maryland corporation

22.	Covanta Hampton Roads LLC, a Virginia limited liability company

23.	Covanta Harford, Inc., a Maryland corporation

24.	Covanta Haverhill Associates, a Massachusetts corporation

25.	Covanta Haverhill, Inc., a Massachusetts corporation

26.	Covanta Huntington Limited Partnership, a Delaware corporation

27.	Covanta Huntington Resource Recovery One Corp., a Delaware corporation

28.	Covanta Huntington Resource Recovery Seven Corp., a Delaware corporation

29.	Covanta Hydro Operations West, Inc., a Delaware corporation

30.	Covanta Lake II, Inc., a Florida corporation

31.	Covanta Maine, LLC, an Illinois limited liability company

32.	Covanta Mendota Holdings, Inc., a Delaware corporation

33.	Covanta Mendota, L.P., a California limited partnership

34.	Covanta Niagara LLC, a Delaware limited liability company

35.	Covanta Niagara II, LLC, a Delaware limited liability company

36.	Covanta Niagara, L.P., a Delaware limited partnership

37.	Covanta Omega Lease, Inc., a Delaware corporation

38.	Covanta Onondaga Five Corp., a Delaware corporation

39.	Covanta Onondaga Four Corp., a Delaware corporation

40.	Covanta Onondaga Limited Partnership, a Delaware corporation

41.	Covanta Onondaga Three Corp., a Delaware corporation

42.	Covanta Onondaga Two Corp., a Delaware corporation

43.	Covanta Onondaga, Inc., a New York corporation

44.	Covanta Operations of SEMASS LLC, a Delaware limited liability company

45.	Covanta Operations of SEMASS II, LLC, a Delaware limited liability company

46.	Covanta Otay 3 Company, a California corporation

47.	Covanta Plymouth Renewable Energy Limited Partnership, a Delaware limited partnership

48.	Covanta Power Pacific, Inc., a California corporation

49.	Covanta Power Plant Operations, a California corporation

50.	Covanta SBR Associates, a Massachusetts corporation

51.	Covanta SEMASS LLC, a Delaware limited liability company

52.	Covanta SEMASS II, LLC, a Delaware limited liability company

53.	Covanta SEMASS, L.P., a Delaware limited partnership

54.	Covanta Southeastern Connecticut Company, a Connecticut corporation

55.	Covanta Southeastern Connecticut, L.P., a Delaware limited partnership

56.	Covanta Springfield, LLC, a New York limited liability company

57.	Covanta Union, Inc., a New Jersey corporation

58.	Covanta Waste to Energy Asia Investments, Mauritius

59.	Covanta Water Holdings, Inc., a Delaware corporation

60.	Covanta Water Systems, Inc., a Delaware corporation

61.	Generating Resource Recovery Partners L.P., a California limited partnership

62.	Haverhill Power, LLC, a Massachusetts corporation

63.	Koma Kulshan Associates LP, a California limited partnership

64.	Mt. Lassen Power, a California corporation

65.	Pacific Energy Operating Group, L.P., a California limited partnership

66.	Pacific Energy Resources Incorporated, a California corporation

67.	Pacific Hydropower Company, a California corporation

68.	Pacific Oroville Power, Inc., a California corporation

69.	Pacific Recovery Corporation, a California corporation

70.	Pacific Ultrapower Chinese Station, a California general partnership

71.	Pacific Wood Fuels Company, a California corporation

72.	Penstock Power Company, a California corporation

73.	SEMASS Partnership, a Massachusetts corporation

74.	South Fork Associates, L.P., a California limited partnership

75.	Stockton Landfill Gas LLC, a Delaware limited liability company

76.	Thermendota, Inc., a California corporation

77.	Bal-Sam India Holdings, Ltd., Mauritius

78.	Covanta Bangladesh Operating Ltd., Bangladesh

79.	Covanta Brig y Cwm Limited, United Kingdom

80.	Covanta Burnaby Renewable Energy, Inc., Canada

81.	Covanta Durham York Renewable Energy Limited Partnership, Canada

82.	Covanta Energy (Ireland) Limited, Ireland

83.	Covanta Energy (UK) Limited, United Kingdom

84.	Covanta Energy Asia Holdings Ltd., Mauritius

85.	Covanta Energy Asia Pacific Holdings, Ltd., China

86.	Covanta Energy Asia Pacific Ltd., Hong Kong

87.	Covanta Energy China (Delta) Ltd., Mauritius

88.	Covanta Energy China (Gamma) Ltd., Mauritius

89.	Covanta Energy India (Balaji) Limited, Mauritius

90.	Covanta Energy India (CBM) Ltd., Mauritius

91.	Covanta Energy India (Samalpatti) Ltd., Mauritius

92.	Covanta Energy India Private Ltd., India

93.	Covanta Energy International Investments Limited (f/k/a Covanta Energy India Investments, Ltd.), Mauritius

94.	Covanta Energy Limited, United Kingdom

95.	Covanta Energy Philippines Holdings, Inc., Philippines

96.	Covanta Europe Engineering Limited, Ireland

97.	Covanta Europe Holdings S.a.r.l., Luxembourg

98.	Covanta Europe Operations Limited, Ireland

99.	Covanta Five Ltd., Mauritius

100.	Covanta Four Ltd., Mauritius

101.	Covanta Gold River Renewable Energy Limited Partnership, Canada

102.	Covanta Holding Limited, United Kingdom

103.	Covanta Ince Park LLP, United Kingdom

104.	Covanta Mauritius O&M Ltd., Cayman Islands

105.	Covanta One Ltd., Mauritius

106.	Covanta RBWM Ltd., United Kingdom

107.	Covanta Rookery South Ltd., United Kingdom

108.	Covanta Three Ltd., Mauritius

109.	Covanta Two Ltd., Mauritius

110.	Covanta UK Engineering Ltd., United Kingdom

111.	Covanta UK Operations Ltd., United Kingdom

112.	Covanta Waste to Energy Asia Limited, Hong Kong

113.	Covanta Waste to Energy Asia Ltd., Mauritius

114.	Dublin Waste to Energy (Holdings) Limited, Ireland

115.	Dublin Waste to Energy Limited, Ireland

116.	Edison (Bataan) Cogeneration Corporation, Philippines

117.	Enereurope Holdings III, B.V., Netherlands

118.	GOA Holdings Ltd., Mauritius

119.	Hidro Operaciones Don Pedro S.A., Costa Rica

120.	Ince Park, LLP, United Kingdom

121.	Ogden Energy (Gulf) Limited, Mauritius

122.	Ogden Energy India (Bakreshwar) Ltd., Mauritius

123.	Ogden Taiwan Investments Ltd., Mauritius

124.	Olmec Insurance Ltd., Bermuda

125.	Taixing Ogden-Yanjiang Cogeneration Co. Ltd., China

126.	TransRiver Canada Incorporated, Canada

EXHIBIT A

Intercompany Indebtedness

Master Intercompany Promissory Note dated March 28, 2012 made by each of the Covanta Parties.